Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations

2. Business Combinations

Business combinations generally take place to either gain key technology or strengthen Autoliv’s position in a certain geographical area or with a certain customer.

No significant business combinations have taken place during 2012 or 2011.

As of March 31, 2010, Autoliv acquired Delphi’s Occupant Protection Systems (OPS) operations in South Korea and China. The purchase price for this acquisition was $73 million and this acquisition did not result in any goodwill. The assets and liabilities assumed from these businesses were included in the Company’s consolidated financial statements as of March 31, 2010. The results from the operations have been included in the Consolidated Statements of Net Income from April 1, 2010.